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                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Windrose Medical Properties Trust (the "Company") for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred S. Klipsch, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 USC ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




          November 14, 2003          By: /s/ FRED S. KLIPSCH
                                     -------------------------------------------
                                     Name:  Fred S. Klipsch
                                     Title: Chairman and Chief Executive Officer

This certificate is being submitted in accordance with the procedure provided in
Section III.B. of SEC Release No. 33-8238, 34-47986, IC-26068 (October 31, 2003)
for treatment as a document `accompanying' the Quarterly Report on Form 10-Q to which it is attached and not as a document `filed' as a part of such Quarterly Report. This certificate shall not be deemed incorporated by reference into any of Windrose Medical Properties Trust's Securities Act registration statements. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Windrose Medical Properties Trust and will be retained by Windrose Medical Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.